Financial Instruments	12 Months Ended
Apr. 30, 2019
Text block [abstract]
Financial Instruments
13.	Financial Instruments

All significant financial assets, financial liabilities and equity instruments of the Company are either recognized or disclosed in the consolidated financial statements together with other information relevant for making a reasonable assessment of future cash flows, interest rate risk and credit risk. Cash and short-term investments are carried at their fair value. There are no material differences between the carrying values and the fair values of any other financial assets or liabilities.

In the normal course of business, the Company’s assets, liabilities and future transactions are impacted by various market risks, including currency risks associated with inventory, revenues, cost of sales, capital expenditures, interest earned on cash and the interest rate risk associated with floating rate debt.

a)	Currency Risk

Currency risk is the risk to the Company’s earnings that arises from fluctuations of foreign exchange rates and the degree of volatility of these rates. The Company does not use derivative instruments to reduce its exposure to foreign currency risk. At April 30, 2019, the Company had the following financial assets and liabilities denominated in CAD and denominated in MXN$:

In ‘000 of	CAD	MXN$
Cash	$117	MP	3,170
Other working capital amounts – net	$859	MP	11,738
Long-term liabilities	$(3,177)	MP	0

At April 30, 2019, US dollar amounts were converted at a rate of $1.3415 Canadian dollars to $1 US dollar and MP were converted at a rate of MP18.99 to $1 US Dollar. A 10% increase or decrease in the US dollar exchange may increase or decrease annual earnings from mining operations by approximately $9. A 10% increase or decrease in the MP exchange rate will decrease or increase annual earnings from mining operations by approximately $4.

b)	Interest Rate Risk

The Company’s cash earns interest at variable interest rates. While fluctuations in market rates do not have a material impact on the fair value of the Company’s cash flows, future cash flows may be affected by interest rate fluctuations. The Company is not significantly exposed to interest rate fluctuations and interest rate risk consists of two components:

(i)

To the extent that payments made or received on the Company’s monetary assets and liabilities are affected by changes in the prevailing market interest rates, the Company is exposed to interest rate cash flow risk.

(ii)	To the extent that changes in prevailing market interest rates differ from the interest rates in the Company’s monetary assets and liabilities, the Company is exposed to interest rate price risk.

c)	Credit Risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company is exposed to credit risk with respect to its cash and short-term investments, the balance of which at April 30, 2019 is $2,549 (2018—$2,321), respectively. Cash of $349 (2018—$974) are held at a Mexican financial institution, cash of $1,037 (2018– $23) are held at a US financial institution and the remainder of $151 (2018—$1,324) and the cash equivalent of $1,011 (2018- $Nil) are held at a chartered Canadian financial institution; the Company is exposed to the risks of those financial institutions. The taxes receivable are comprised of Mexican VAT taxes receivable of $2,462 and GST receivable of $24, which are subject to review by the respective tax authority.

d)	Liquidity Risk

Liquidity risk arises from the excess of financial obligations over available financial assets due at any point in time. The Company’s objective in managing liquidity risk is to maintain sufficient readily available reserves in order to meet its liquidity requirements. The Company accomplishes this by achieving profitable operations and maintaining sufficient cash reserves. As at April 30, 2019, the Company was holding cash of $2,549 (2018—$2,321).

Obligations due within twelve months of April 30,	2019	2020	2021	2022	2023 and beyond
Trade and other payables	$3,399	$—	$—	$—	$—
Current portion of loan payable	1,507	—	—	—	—
Non-Current portion of loan payable	0	3,081	—	—	—
Reclamation and closure obligations	$0	—	$—	$—	$1,254

The Company’s trade and other payables are due in the short term. Long-term obligations include the Company’s reclamation and closure cost obligations, other long-term liabilities and deferred income taxes. Management believes that profits generated from the mine will be sufficient to meet its financial obligations.

e)	Commodity Risk

Mineral prices and marketability fluctuate and any decline in mineral prices may have a negative effect on the Company. Mineral prices, particularly gold and silver prices, have fluctuated widely in recent years. The marketability and price of minerals which may be produced and sold by the Company will be affected by numerous factors beyond the control of the Company. These other factors include delivery uncertainties related to the proximity of its resources to processing facilities and extensive government regulations related to price, taxes, royalties, allowable production land tenure, the import and export of minerals and many other aspects of the mining business. Declines in mineral prices may have a negative effect on the Company. A 10% decrease or increase in metal prices may result in a decrease or increase of $3,292 in revenue and net income.